EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to the potential resale by selling security holders of 20,600 shares of United Bancorp, Inc.'s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, a Warrant to purchase up to 311,492 shares of Common Stock at an exercise price of $9.92 per share and the shares of Common Stock underlying the Warrant, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2012	/s/ Stephanie H. Boyse

Print Name: Stephanie H. Boyse

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to the potential resale by selling security holders of 20,600 shares of United Bancorp, Inc.'s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, a Warrant to purchase up to 311,492 shares of Common Stock at an exercise price of $9.92 per share and the shares of Common Stock underlying the Warrant, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2012	/s/ James D. Buhr

Print Name: James D. Buhr

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to the potential resale by selling security holders of 20,600 shares of United Bancorp, Inc.'s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, a Warrant to purchase up to 311,492 shares of Common Stock at an exercise price of $9.92 per share and the shares of Common Stock underlying the Warrant, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2012	/s/ John H. Foss

Print Name: John H. Foss

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to the potential resale by selling security holders of 20,600 shares of United Bancorp, Inc.'s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, a Warrant to purchase up to 311,492 shares of Common Stock at an exercise price of $9.92 per share and the shares of Common Stock underlying the Warrant, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2012	/s/ Norman G. Herbert

Print Name: Norman G. Herbert

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to the potential resale by selling security holders of 20,600 shares of United Bancorp, Inc.'s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, a Warrant to purchase up to 311,492 shares of Common Stock at an exercise price of $9.92 per share and the shares of Common Stock underlying the Warrant, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 22, 2012	/s/ Kenneth W. Crawford

Print Name: Kenneth W. Crawford

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to the potential resale by selling security holders of 20,600 shares of United Bancorp, Inc.'s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, a Warrant to purchase up to 311,492 shares of Common Stock at an exercise price of $9.92 per share and the shares of Common Stock underlying the Warrant, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2012	/s/ James C. Lawson

Print Name: James C. Lawson

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to the potential resale by selling security holders of 20,600 shares of United Bancorp, Inc.'s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, a Warrant to purchase up to 311,492 shares of Common Stock at an exercise price of $9.92 per share and the shares of Common Stock underlying the Warrant, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 21, 2012	/s/ Len M. Middleton

Print Name: Len M. Middleton